UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
June 24, 2014

Moody National REIT I, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55200	26-1812865
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6363 Woodway Drive, Suite 110
Houston, Texas 77057
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (713) 977-7500

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

On June 30, 2014, Moody National REIT I, Inc. (the “Company”) filed a Current Report on Form 8-K reporting the Company’s acquisition of a hotel property located in Newark, California, commonly known as the TownePlace Suites by Marriott Newark/Silicon Valley (“the Silicon Valley Hotel”). The Company is filing this Current Report on Form 8-K/A in order to amend the Current Report on Form 8-K filed on June 30, 2014 to provide the required financial information related to the Company’s acquisition of the Silicon Valley Hotel.

(a) Financial Statements of Business Acquired

MN Newark, LLC and Moody National TPS Newark MT, LLC

Independent Auditors’ Report	F-1
Combined Balance Sheets as of March 31, 2014 (unaudited) and December 31, 2013 and 2012	F-2
Combined Statements of Operations for the three months ended March 31, 2014 and 2013 (unaudited) and the years ended December 31, 2013 and 2012	F-3
Combined Statements of Owners’ Equity for the three months ended March 31, 2014 (unaudited) and the years ended December 31, 2013 and 2012	F-4
Combined Statements of Cash Flows for the three months ended March 31, 2014 and 2013 (unaudited) and the years ended December 31, 2013 and 2012	F-5
Notes to Combined Financial Statements	F-6

(b) Pro Forma Financial Information

Moody National REIT I, Inc.

Unaudited Pro Forma Consolidated Financial Information	F-12
Unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2014	F-13
Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2013	F-14
Notes to Unaudited Pro Forma Consolidated Financial Information	F-15

(c) Shell Company Transactions

Not applicable

(d) Exhibits

None

INDEPEPENDENT AUDITORS’ REPORT

To the Board of Directors

Moody National REIT I, Inc.

We have audited the accompanying combined financial statements of MN Newark, LLC and Moody National TPS Newark MT, LLC, which comprise the combined balance sheets as of December 31, 2013 and 2012, and the related combined statements of operations, owners’ equity, and cash flows for the years then ended, and the related notes to the combined financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these combined financial statements in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of combined financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these combined financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the combined financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the combined financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of MN Newark, LLC and Moody National TPS Newark MT, LLC as of December 31, 2013 and 2012, and the results of their operations and their cash flows for the years then ended in accordance with U.S. generally accepted accounting principles.

/s/ Frazier & Deeter, LLC
Atlanta, Georgia
September 9, 2014

F-1

MN NEWARK, LLC AND MOODY NATIONAL TPS NEWARK MT, LLC
COMBINED BALANCE SHEETS
MARCH 31, 2014 (UNAUDITED) AND DECEMBER 31, 2013 AND 2012

	March 31, 2014	December 31, 2013	December 31, 2012
	(unaudited)

ASSETS
Investments in hotel property, net	$8,526,107	$8,503,900	$8,518,580
Cash and cash equivalents	315,270	139,763	88,046
Restricted cash	580,476	743,313	443,928
Guest receivables	134,067	52,279	101,559
Prepaid expenses and other assets	236,816	88,625	55,993
Deferred costs, net	140,538	144,798	161,838
TOTAL ASSETS	$9,933,274	$9,672,678	$9,369,944

LIABILITIES AND OWNERS’ EQUITY

LIABILITIES
Accounts payable and accrued expenses	$173,050	$129,062	$92,619
Due to related parties	556,613	476,099	491,142
Note payable	5,085,847	5,112,377	5,211,169
Total liabilities	5,815,510	5,717,538	5,794,930

OWNERS’ EQUITY	4,117,764	3,955,140	3,575,014

TOTAL LIABILITIES AND OWNERS’ EQUITY	$9,933,274	$9,672,678	$9,369,944

See accompanying notes to combined financial statements.

MN NEWARK, LLC AND MOODY NATIONAL TPS NEWARK MT, LLC

COMBINED STATEMENTS OF OPERATIONS

THREE MONTHS ENDED MARCH 31, 2014 AND 2013 (UNAUDITED) AND

YEARS ENDED DECEMBER 31, 2013 AND 2012

	March 31, 2014	March 31, 2013	December 31, 2013	December 31, 2012
	(unaudited)	(unaudited)

REVENUE
Room revenue	$797,913	$886,779	$3,566,857	$3,043,311
Total revenue	797,913	886,779	3,566,857	3,043,311

EXPENSES
Salaries and wages	148,546	209,319	807,288	708,135
Room	79,935	80,994	341,217	351,072
Administrative and general	53,393	27,112	230,230	127,074
Advertising	53,713	51,741	193,204	196,597
Management fee	31,405	76,636	286,019	213,033
Repair and maintenance	26,759	41,230	161,677	197,945
Utilities	24,436	29,652	112,819	109,131
Taxes, insurance, and rentals	53,742	54,017	186,022	131,244
Depreciation	60,793	49,209	221,812	197,031
Total expenses	532,722	619,910	2,540,288	2,231,262

OPERATING INCOME	265,191	266,869	1,026,569	812,049

OTHER EXPENSES
Interest expense and amortization of
loan costs	(74,448)	(75,849)	(305,123)	(251,382)

NET INCOME	$190,743	$191,020	$721,446	$560,667

See accompanying notes to combined financial statements.

MN NEWARK, LLC AND MOODY NATIONAL TPS NEWARK MT, LLC

COMBINED STATEMENTS OF OWNERS' EQUITY

THREE MONTHS ENDED MARCH 31, 2014 (UNAUDITED) AND

YEARS ENDED DECEMBER 31, 2013 AND 2012

BALANCE, January 1, 2012	$3,000,184

Capital contributions	186,054
Capital distributions	(171,891)
Net income	560,667

BALANCE, December 31, 2012	3,575,014

Capital distributions	(341,320)
Net income	721,446

BALANCE, December 31, 2013	3,955,140

Capital distributions (unaudited)	(28,119)
Net income (unaudited)	190,743

BALANCE, March 31, 2014 (unaudited)	$4,117,764

See accompanying notes to combined financial statements.

MN NEWARK, LLC AND MOODY NATIONAL TPS NEWARK MT, LLC

COMBINED STATEMENTS OF CASH FLOWS

THREE MONTHS ENDED MARCH 31, 2014 AND 2013 (UNAUDITED) AND

YEARS ENDED DECEMBER 31, 2013 AND 2012

	March 31, 2014	March 31, 2013	December 31, 2013	December 31, 2012
	(unaudited)	(unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$190,743	$191,020	$721,446	$560,667
Adjustments to reconcile net income to net cash provided
by operating activities:
Depreciation	60,793	49,209	221,812	197,031
Amortization of deferred loan costs	4,260	4,260	17,040	8,520
Changes in assets and liabilities:
Change in restricted cash	162,837	(141,163)	(299,385)	81,310
Guest receivables	(81,788)	4,108	49,280	(42,539)
Prepaid expenses and other assets	(148,191)	(33,825)	(32,632)	56,820
Accounts payable and accrued expenses	43,988	(59,532)	36,443	7,883
Due to related parties	80,514	(1,000)	(15,043)	(33,835)
Net cash provided by operating activities	313,156	13,077	698,961	835,857

CASH FLOWS FROM INVESTING ACTIVITIES
Investment in hotel property	(83,000)	(5,811)	(207,132)	(132,549)
Net cash used in investing activities	(83,000)	(5,811)	(207,132)	(132,549)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds of note payable	—	—	—	5,250,000
Repayments of notes payable	(26,530)	(25,130)	(98,792)	(5,717,048)
Payments of deferred loan costs	—	—	—	(170,358)
Capital contributions	—	—	—	186,054
Capital distributions	(28,119)	(23,107)	(341,320)	(171,891)
Net cash used in financing activities	(54,649)	(48,237)	(440,112)	(623,243)

NET CHANGE IN CASH AND CASH EQUIVALENTS	175,507	(40,971)	51,717	80,065

CASH AND CASH EQUIVALENTS, beginning of period	139,763	88,046	88,046	7,981

CASH AND CASH EQUIVALENTS, end of period	$315,270	$47,075	$139,763	$88,046
SUPPLEMENTAL DISCLOSURE OF
CASH FLOW INFORMATION
Cash paid during the period for interest	$70,188	$70,589	$288,083	$242,862
SUPPLEMENTAL DISCLOSURE OF
NON-CASH INVESTING ACTIVITY
Change in accrued investment in hotel property	$—	$—	$—	$11,000

See accompanying notes to combined financial statements.

MN NEWARK, LLC AND MOODY NATIONAL TPS NEWARK MT, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

1. ORGANIZATION

The TownePlace Suites by Marriott Newark/Silicon Valley (the “Silicon Valley Hotel”) is a 127-suite hotel property located in Newark, California. The Silicon Valley Hotel was owned by MN Newark, LLC (the “Owner”). As used herein, unless specifically stated otherwise, the term “Silicon Valley Hotel” shall be deemed to mean the combined financial position of the Silicon Valley Hotel based upon the books and records of the Owner and Moody National TPS Newark MT, LLC (the “Operator”). The Operator leased the Silicon Valley Hotel from the Owner under a master triple-net lease.

These financial statements of the Silicon Valley Hotel have been prepared for the purpose of complying with the provisions of Article 8-04 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to acquired businesses to be included with certain filings with the SEC.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying combined financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”). The combined financial statements of the Silicon Valley Hotel include the accounts of the Owner and the Operator. All significant intercompany balances and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of combined financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the combined financial statements, and the reported amounts of revenue and expenses during the reporting periods. Significant estimates include the valuation of guest receivables, useful lives of real estate assets for purposes of determining depreciation expense and assessments as to whether there is impairment in the value of long-lived assets. Actual results could differ from those estimates.

Investments in Hotel Property

Investments in hotel property are stated at cost. Major renovations and purchases of equipment are capitalized. Maintenance and repairs are charged to expense as incurred.

Depreciation of investments in hotel property is computed using the straight-line method over the estimated useful lives of the related assets as follows:

Buildings and improvements	15 - 39 years
Furniture and fixtures	5 years

Depreciation expense for the three months ended March 31, 2014 and 2013 was $60,793 and $49,209, respectively, and for the years ended December 31, 2013 and 2012 was $221,812 and $197,031, respectively.

MN NEWARK, LLC AND MOODY NATIONAL TPS NEWARK MT, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

Impairment of Long-Lived Assets

Management monitors events and changes in circumstances indicating that the carrying amounts of the real estate assets may not be recoverable. When such events or changes in circumstances are present, the Silicon Valley Hotel assesses potential impairment by comparing estimated future undiscounted cash flows expected to be generated over the life of the asset and from its eventual disposition, to the carrying amount of the asset. In the event that the carrying amount exceeds the estimated future undiscounted cash flows, the Silicon Valley Hotel recognizes an impairment loss to adjust the carrying amount of the asset to estimated fair value for assets held for use and fair value less costs to sell for assets held for sale. Fair values are determined by management utilizing cash flow models and market discount rates, or by obtaining third-party broker estimates or appraisals in accordance with the fair value measurements policy. There were no such impairment losses for the three months ended March 31, 2014 and 2013 and the years ended December 31, 2013 and 2012.

Cash and Cash Equivalents

All highly liquid investments with original maturities of three months or less are considered to be cash equivalents.

Restricted Cash

Restricted cash includes reserves for insurance and capital improvements as required by certain mortgage debt agreement restrictions and provisions.

Revenue Recognition

Hotel revenues, including room and ancillary revenues such as long-distance telephone service and laundry, are recognized when services have been rendered.

The Silicon Valley Hotel is required to collect certain taxes from customers on behalf of government agencies and remit these back to the applicable governmental entity on a periodic basis. These taxes are collected from customers at the time of purchase, but are not included in revenue. The Silicon Valley Hotel records a liability upon collection from the customer and relieves the liability when payments are remitted to the applicable governmental agency.

Guest Receivables

Guest receivables include hotel guests and corporate accounts and are reported net of the allowance for doubtful accounts. The Silicon Valley Hotel maintains an allowance for doubtful accounts for estimated losses resulting from the inability of customers to make required payments. The Silicon Valley Hotel’s estimate of the allowance is based on historical collection experience and a review of other accounts receivable. Receivables are considered past due based on the due date determined by contractual terms. Balances that remain outstanding after the Silicon Valley Hotel has used reasonable collection efforts are written off through a charge to the allowance for doubtful accounts and a credit to accounts receivable. There was no allowance for doubtful accounts as of March 31, 2014 and December 31, 2013 and 2012.

Deferred Costs, net

Deferred costs consist of loan fees and other costs of financing that are amortized using a method that approximates the effective interest method over the term of the related financing agreement.

F-7

MN NEWARK, LLC AND MOODY NATIONAL TPS NEWARK MT, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

Income Taxes

The ownership of the Silicon Valley Hotel is organized using a limited liability company structure. No tax return is filed by the Silicon Valley Hotel since the taxable income and deductions are reported by the sole members of the Owner and the Operator. The Owner and Operator are not tax paying entities under the existing provisions of the Internal Revenue Code of 1986, as amended. Income and losses of the Silicon Valley Hotel flow through to the Owner’s and Operator’s single members. Accordingly, no provision has been made for federal and state income taxes in the accompanying combined financial statements.

The Silicon Valley Hotel has reviewed tax positions under GAAP guidance that clarify the relevant criteria and approach for the recognition and measurement of uncertain tax positions. The guidance prescribes a recognition threshold and measurement attribute for the financial statement recognition of a tax position taken, or expected to be taken, in a tax return. A tax position may only be recognized in the combined financial statements if it is more likely than not that the tax position will be sustained upon examination. The Silicon Valley Hotel has no material uncertain tax positions as of March 31, 2014 and December 31, 2013 and 2012.

Advertising Expenses

Advertising and sales promotion costs are expensed as incurred. Advertising expense was $53,713 and $51,741 for the three months ended March 31, 2014 and 2013 and was $193,204 and $196,597 for the years ended December 31, 2013 and 2012, respectively.

 Fair Value of Financial Assets and Liabilities

Financial assets and liabilities with carrying amounts approximating fair value include cash and cash equivalents, restricted cash, guest receivables and accounts payable. The carrying amounts of these financial assets and liabilities approximate fair value because of their short maturities. The carrying amounts of the Silicon Valley Hotel’s notes payable approximate their fair value. The fair value of the notes payable was based upon management’s best estimate of interest rates that would be available for similar debt obligations as of March 31, 2014 and 2013 and December 31, 2013 and 2012.

The accounting guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The accounting standard establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include Level 1, defined as observable inputs, such as quoted prices in active markets; Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable; and Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions. The fair value of notes payable was determined using Level 2 inputs.

F-8

MN NEWARK, LLC AND MOODY NATIONAL TPS NEWARK MT, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

3. INVESTMENTS IN HOTEL PROPERTY

Investment in the Silicon Valley Hotel consists of the following:

	March 31, 2014	December 31, 2013	December 31, 2012
	(unaudited)

Land	$3,320,000	$3,320,000	$3,320,000
Building and improvements	5,700,000	5,700,000	5,700,000
Furniture and fixtures	784,376	701,376	494,244
Investments in hotel property	9,804,376	9,721,376	9,514,244

Less accumulated depreciation	(1,278,269)	(1,217,476)	(995,664)
Investments in hotel property, net	$8,526,107	$8,503,900	$8,518,580

4. DEFERRED COSTS

Amortization of deferred financing costs was recorded as interest expense in the accompanying combined statements of operations and was $4,260 each of the three months ended March 31, 2014 and 2013 and was $17,040 and $8,520 for the years ended December 31, 2013 and 2012, respectively.

Deferred financing costs for the periods covered are as follows:

	March 31, 2014	December 31, 2013	December 31, 2012
	(unaudited)

Deferred loan costs	$170,358	$170,358	$170,358
Less accumulated amortization	(29,820)	(25,560)	(8,520)
Deferred costs, net	$140,538	$144,798	$161,838

Expected future amortization of deferred costs as of December 31, 2013 is as follows:

Years Ending
December 31
2014	$17,040
2015	17,040
2016	17,040
2017	17,040
2018 and thereafter	76,638
Total	$144,798

F-9

MN NEWARK, LLC AND MOODY NATIONAL TPS NEWARK MT, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

5.  NOTE PAYABLE

On November 21, 2007 (the “Acquisition Date”), the Owner assumed a loan with a financial institution to purchase the Silicon Valley Hotel (the “Loan”). As of the Acquisition date, $5,709,353 had been funded on the Loan and an additional $223,505 was funded on the Acquisition Date, for a total balance of $5,932,858 on the Loan as of the Acquisition Date. The Loan bore interest at LIBOR plus 275 basis points. Interest only was due monthly from June 1, 2007 to May 31, 2009. Principal and interest were due on the first day of each month commencing July 1, 2009 through May 1, 2012 based on a 25-year amortization period. On September 1, 2009, the Loan was modified such that interest only was due on the first day of each month commencing on September 1, 2009 through August 1, 2010. Thereafter, principal and interest were due on the first of each month commencing September 1, 2010 through May 1, 2012 based on a 25-year amortization period.

Effective June 15, 2012, the Owner borrowed $5,250,000 (the “New Loan”) from Ladder Capital Finance, LLC to repay the Loan, fund initial tax, insurance and capital replacement escrows and pay certain loan closing costs. The New Loan requires monthly payments of principal and interest of $32,240 and bears interest at a rate of 5.50% until its maturity date on July 6, 2022, when the remaining principal amount is due.  The New Loan is secured by the Silicon Valley Hotel and its related assets. The principal balance of the New Loan owed at March 31, 2014 and December 31, 2013 and 2012 was $5,085,847, $5,112,377 and $5,211,169, respectively.  Principal payments of $104,445, $110,419, $115,960, $123,371, $130,430 and $4,527,752 are due for the years ending December 31, 2014, 2015, 2016, 2017, 2018 and thereafter, respectively.

6. MANAGEMENT FEES

Under a management agreement with an unaffiliated third party existing at December 31, 2013 (the “Management Agreement”), the Silicon Valley Hotel paid a monthly property management fee totaling $14,290 and $62,075 for the three months ended March 31, 2014 and 2013, respectively, and $249,681 and $213,033 for the years ended December 31, 2013 and 2012, respectively, equal to 7.0% of the Silicon Valley Hotel’s gross revenues (as defined in the Management Agreement), as well as an annual incentive management fee equal to a percentage of the Silicon Valley Hotel’s annual available cash flow (as defined in the Management Agreement). No incentive management fee had been earned for the three months ended March 31, 2014 and 2013 or the years ended December 31, 2013 and 2012. The Management Agreement had a term that expired in 2025, with renewal options. If the Silicon Valley Hotel terminated the Management Agreement prior to its expiration, the Silicon Valley Hotel would be liable for estimated management fees through the remaining term, liquidated damages or, in certain circumstances, the Silicon Valley Hotel may substitute a new property management agreement. The Management Agreement was terminated on January 28, 2014 without penalty.

Under a property management agreement with an affiliated entity, Moody National Hospitality Management, LLC, effective January 29, 2014, the Silicon Valley Hotel paid monthly property management fees totaling $17,115 for the three months ended March 31, 2014 which equals 3.0% of the Silicon Valley Hotel’s gross revenues and accounting fees of $5,000 which are included in hotel operating expenses in the accompanying combined statement of operations for the three months ended March 31, 2014.

The Silicon Valley Hotel also paid Moody National Mortgage Corporation, a related entity, asset management fees of $0 and $14,561 for the three months ended March 31, 2014 and 2013, respectively and $36,338 and $0 for the years ended December 31, 2013 and 2012, respectively.

F-10

MN NEWARK, LLC AND MOODY NATIONAL TPS NEWARK MT, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

7. COMMITMENTS AND CONTINGENCIES

The Silicon Valley Hotel is subject to various legal proceedings and claims that arise in the ordinary course of business. The Silicon Valley Hotel believes that the final outcome of known matters will not have a material adverse effect on the financial position, results of operations, or cash flows of the Silicon Valley Hotel.

8. SIGNIFICANT CONCENTRATIONS

Cash Concentrations

Financial instruments that potentially subject the Silicon Valley Hotel to concentrations of credit risk consist principally of cash deposits resulting from daily operations. The Silicon Valley Hotel has a concentration of credit risk represented by cash balances in certain large commercial banks in amounts that occasionally exceed current federal deposit insurance limits. The financial condition of the institutions are periodically assessed and management believes the risk of loss is minimal.

9. SUBSEQUENT EVENTS

On June 24, 2014, Moody National REIT I, Inc. (the “Moody REIT”) acquired the Silicon Valley Hotel from the Owner through Moody National Cedar-Newark Holding, LLC, Moody REIT’s wholly owned subsidiary (“Moody Holding”). Moody REIT owns a 100% interest in Moody Holding through Moody REIT’s operating partnership. The aggregate purchase price paid by Moody Holding for the Silicon Valley Hotel was $10,000,000, plus closing costs. Moody REIT funded the purchase price of the Silicon Valley Hotel with proceeds of Moody REIT’s ongoing public offering and the assumption and modification of approximately $5,060,493 of the New Loan secured by the Silicon Valley Hotel.

The Silicon Valley Hotel evaluated subsequent events through September 9, 2014, for inclusion in the combined financial statements.

F-11

MOODY NATIONAL REIT I, INC.

Unaudited Pro Forma Consolidated Financial Information

On June 24, 2014, Moody National REIT I, Inc. (the “Company”) acquired the TownePlace Suites by Marriott Newark/Silicon Valley, a 127-suite hotel property located in Newark, California (the “Silicon Valley Hotel”) through Moody National Cedar-Newark Holding, LLC, the Company’s wholly-owned subsidiary (“Moody Holding”). The Company owns a 100% interest in Moody Holding through the Company’s operating partnership. The aggregate purchase price paid by Moody Holding for the Silicon Valley Hotel was $10,000,000, plus closing costs. The Company funded the purchase price of the Silicon Valley Hotel with proceeds from the Company’s ongoing public offering and the assumption of a loan of $5,060,493 secured by the Silicon Valley Hotel.

The following unaudited pro forma consolidated statements of operations for the six months ended June 30, 2014 and the year ended December 31, 2013 are presented as if the Company had acquired the Silicon Valley Hotel on January 1, 2013.  This unaudited pro forma consolidated financial information should be read in conjunction with the Company’s historical financial statements and notes thereto as filed in the Company’s quarterly report on Form 10-Q for the six months ended June 30, 2014 and the Company’s annual report on Form 10-K for the year ended December 31, 2013. This pro forma information is not necessarily indicative of what the Company’s actual results of operations would have been had the Company’s acquisition of the Silicon Valley Hotel occurred on or been in effect during the periods indicated, nor is it necessarily indicative of the Company’s future results. In the Company’s opinion, all material adjustments necessary to reflect the effects of the above transaction have been made.

F-12

MOODY NATIONAL REIT I, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2014

	Historical Moody National REIT I, Inc. As Reported (a)	Acquisition of Silicon Valley Hotel (b)	Pro Forma Adjustments		Combined Pro Forma
Revenue
Room revenue	$8,679,734	$—	$1,768,770		$10,448,504
Other hotel revenue	375,627	—	—		375,627
Total hotel revenue	9,055,361	—	1,768,770		10,824,131
Interest income from note receivable	316,469	—	—		316,469
Total revenue	9,371,830	—	1,768,770		11,140,600

Expenses
Hotel operating expenses	5,358,568	—	1,057,463		6,416,031
Property taxes, insurance and other	585,509	—	92,247		677,756
Depreciation and amortization	1,363,039	—	127,886	(c)	1,490,925
Property acquisition	751,892	—	—		751,892
Corporate general and administrative	644,811	—	—		644,811
Total expenses	8,703,819	—	1,277,596		9,981,415

Operating income	668,011	—	491,174		1,159,185

Interest expense and amortization of deferred loan costs	1,259,034	—	152,117	(d)	1,411,151

Income (loss) before income tax expense	(591,023)	—	339,057		(251,966)
Income tax expense	145,900	—	—		145,900
Net income (loss)	(736,923)	—	339,057		(397,866)
Income attributable to noncontrolling interest from consolidated joint ventures	(38,737)	—	—		(38,737)

Loss attributable to noncontrolling interest in common operating partnership units	2	—	—		2
Net income (loss) attributable to common shareholders	$(775,658)	$—	$339,057		$(436,601)

Net loss per common share attributable to common shareholders, basic and diluted					$(0.09)
Weighted average shares outstanding				(e)	4,776,950

See accompanying notes to unaudited pro forma consolidated financial statements.

F-13

MOODY NATIONAL REIT I, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2013

	Historical Moody National REIT I, Inc. As Reported (a)	Acquisition of Silicon Valley Hotel (b)	Pro Forma Adjustments			Combined Pro Forma

Revenue
Room revenue	$7,296,615	$3,566,857	$—			$10,863,472
Other hotel revenue	303,511	—				303,511
Total hotel revenue	7,600,126	3,566,857	—			11,166,983
Interest income from note receivable	645,559	—				645,559
Total revenue	8,245,685	3,566,857	—			11,812,542
Expenses
Hotel operating expenses	4,689,903	2,132,454	—			6,822,357
Property taxes, insurance and other	523,220	186,022	—			709,242
Depreciation and amortization	1,419,203	221,812	94,440	(c)		1,735,455
Property acquisition	1,353,078	—	—			1,353,078
Corporate general and administrative	370,169	—	—			370,169
Total expenses	8,355,573	2,540,288	94,440			10,990,301

Operating income (loss)	(109,888)	1,026,569	(94,440)			822,241

Interest expense and amortization of deferred loan costs	1,241,569	305,123	1,430	(d)		1,548,122
Income (loss) before income taxes	(1,351,457)	721,446	(95,870)			(725,882)
Income tax expense	16,200	—	—			16,200
Net income (loss)	(1,367,657)	721,446	(95,870)			(742,082)
Income attributable to noncontrolling interest from consolidated joint ventures	(78,224)	—	—			(78,224)

Loss attributable to noncontrolling interest in common operating partnership units	50	—	—			50
Net income (loss) attributable to common shareholders	$(1,445,831)	$721,446	$(95,870)			$(820,256)

Net loss per common share attributable to common shareholders, basic and diluted					$	$(0.30)
Weighted average shares outstanding				(e)		2,713,596

See accompanying notes to unaudited pro forma consolidated financial statements.

F-14

MOODY NATIONAL REIT I, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

Unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2014

  Reflects the Company’s historical operations for the six months ended June 30, 2014 derived from the Company’s Quarterly Report on Form 10-Q as filed with the Securities and Exchange Commission on August 14, 2014.
  As operations ceased for the Silicon Valley Hotel on June 23, 2014 when the Silicon Valley Hotel was sold on June 24, 2014, there are no historical financial statements for the Silicon Valley Hotel for the six months ended June 30, 2014. Operations for the full six-month period ended June 30, 2014 are reflected in the Pro Forma Adjustments column.
  Reflects the recognition of pro forma depreciation and amortization expense of $127,886. Depreciation for the building is computed using the straight-line method over the estimated useful life of 39 years and for furniture and fixtures is computed using a declining method over the useful life of 5 years. Amortization for the franchise cost is computed using the straight-line method over the term of the franchise agreement of 16 years.
  Reflects the recognition of pro forma interest expense and amortization of deferred loan costs on loan assumed of $5,060,493 of $152,117.
  Reflects pro-forma sales of shares necessary to fund purchase of Silicon Valley Hotel.

F-15

MOODY NATIONAL REIT I, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2013

  Reflects the Company’s historical operations for the year ended December 31, 2013 as filed with the Securities and Exchange Commission on March 19, 2014.
  Reflects historical operations of the Silicon Valley Hotel for the year ended December 31, 2013.
  Reflects the removal of historical depreciation and amortization expense of $221,812 and recognition of pro forma depreciation and amortization expense of $316,252. Depreciation for the building is computed using the straight-line method over the estimated useful life of 39 years and for furniture and fixtures is computed using an accelerated method over the useful life of 5 years. Amortization for the franchise cost is computed using the straight-line method over the term of the franchise agreement of 16 years.
  Reflects the removal of historical interest expense of $305,123 and the recognition of pro forma interest expense and amortization of deferred loan costs on loan assumed of $5,060,493 of $306,553.
  Reflects pro-forma sales of shares necessary to fund purchase of Silicon Valley Hotel.

F-16

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOODY NATIONAL REIT I, INC.

Date: September 9, 2014	By:	/s/ Brett C. Moody
Brett C. Moody
Chief Executive Officer and President